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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 26, 2000


                                CDBEAT.COM, INC.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         333-70663                                      06-1529524
--------------------------                 ------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)



            29 West 57Th Street, 9Th Floor, New York, New York 10019
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 583-0300


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Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)(1) Previous Independent Accountants

(i) On January 26, 2000, CDBeat.com, Inc. (the "Registrant") dismissed Kingery, Crouse & Hohl, P.A. as the Registrant's independent accountant.

(ii) The reports of Kingery, Crouse & Hohl, P.A. on the financial statements as of and for the period May 8, 1998 through December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) As of January 26, 2000, the Registrant named a successor accounting firm. (See (2) below.)

(iv) In connection with its audit for the period ended December 31, 1998 and through January 26, 2000, there have been no disagreements with Kingery, Crouse, & Hohl, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kingery, Crouse, & Hohl, P.A. would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

(v) During the Registrant's two most recent fiscal years and through January 26, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v).

(vi) The Registrant has provided Kingery, Crouse, & Hohl, P.A. with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K. The Registrant has requested Kingery, Crouse, & Hohl, P.A. to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form.

(2)      Newly Engaged Independent Accountants.

(i) On January 26, 2000, the Registrant engaged Arthur Andersen LLP as its new independent accountant. During the two years ended December 31, 1999 and during the subsequent period ended January 26, 2000, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding (i) the application of accounting principles to any transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered by Arthur Andersen LLP on the Company's financial statements.



Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)             EXHIBITS.  The following Exhibits are filed herewith:

Regulation S-K
Exhibit Number
--------------

16.1 Letter from Kingery, Crouse & Hohl, P.A. to the Securities and Exchange Commission



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SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CDBEAT.COM, INC.


                                      By: /s/ Robert Miller
                                          --------------------------
                                          Robert Miller, President



Dated:   January 31, 1999


                                       2
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                                  EXHIBIT INDEX



     Regulation S-K
     Exhibit Number        Description
     --------------        -----------
     16.1                  Letter from Kingery, Crouse & Hohl, P.A. to the
                           Securities and Exchange Commission